SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) : June 29th, 2005

                          Commission File No. 000-49628

                           TELEPLUS ENTERPRISES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                                          90-0045023
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

       7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
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                    (Address of principal executive offices)

                                  514-344-0778
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                            (Issuer telephone number)

            465 St. Jean, Suite 601, Montreal, Quebec, Canada H2Y 2R6
            ---------------------------------------------------------
                            (Former Name and Address)

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ITEM 2.01 ACQUISITION OR DISPOSITION OF ASSETS.

AVENUE RECONNECT, INC. ACQUISITION:

      On May 31, 2005, Teleplus Connect Corp. ("TelePlus Connect"), a subsidiary of TelePlus Enterprises, Inc. ("TelePlus") purchased 100% of the issued and outstanding shares of Avenue Reconnect, Inc. ("Avenue"), an Ontario Company. At the time of the transaction Avenue had total assets of $101,696 CDN (comprised of $26,204 cash, $17,000 deposits, $14,790 income taxes recoverable, $23,702 of fixed and other assets, and $20,000 goodwill) and total liabilities of $46,971 CDN (comprised entirely of accounts payable).

      Immediately following closing Avenue was rolled into TelePlus Connect. Avenue currently services 2,000 customers in Ontario, Canada with local and long distance prepaid telephone services. TelePlus purchased Avenue from Ronald W. Winney, Lance D. Peters and Damon W. Winney who owned 100% of the shares of Avenue prior to the acquisition (referred to herein as the "Sellers"). Neither TelePlus nor its affiliates, directors, or officers or associates of TelePlus' Directors or officers had a relationship with the Sellers or Avenue prior to the purchase.

      The aggregate purchase price (the "Avenue Purchase Price") payable by TelePlus to the Sellers for the Avenue Shares shall, subject to adjustment in accordance with the Agreement shall be a maximum of $710,000 in lawful money of Canada, which amount is payable as follows:

      (a)   $400,000 CDN paid in cash to the Sellers at the Time of Closing;

      (b) the issuance of a promissory note in the amount of $310,000 (the "Promissory Note") to be paid to the Sellers in eight (8) monthly installments, the first two (2) of which shall be for $25,000 and the following six (6) of which shall be for $20,000, commencing on the first month following the Closing Date with the remaining balance to be paid on the date which is nine (9) months following the Closing Date. The Promissory Note shall be secured by an assignment of that portion of the Contracts which value in aggregate equals the remaining amount outstanding under the Promissory Note at any given time, all in accordance with the security agreement (the "Security Agreement").

DESCRIPTION OF THE BUSINESS AND PRINCIPAL PRODUCTS

      o Avenue Reconnect, Inc. headquartered in Ontario, Canada, is a Bell Canada reseller of landline and long distance services, which services over 2,000 customers in the Ontario area. Avenue offers prepaid landline, long distance and internet services to selected individuals in Canada who cannot obtain basic telecom services from traditional telecom carriers. These individuals are often called the "unbanked". Current estimates place the "unbanked" market in North America at 9.5% of total households and the market size is estimated at over $1 billion.

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NO DEPENDENCE ON ONE OR A FEW CUSTOMERS

      Avenue is currently not dependent on any one customer. However the business of Avenue is dependent on 1 supplier, Bell Canada which currently represents over 90% of Avenue's total costs.

PATENTS, TRADEMARKS & LICENSES

Avenue does not own any patents, trademarks, licenses or other intellectual property rights.

NO NEED FOR GOVERNMENT APPROVAL

Avenue does not need any government approval to operate their business.

EMPLOYEES

Avenue employs a total of less than 10 employees most being full time.

DESCRIPTION OF PROPERTY

The acquisition of Avenue did not include the leased premises.

LEGAL PROCEEDINGS

      As of the date of filing of this report, Avenue was neither a party to nor aware of any legal proceedings involving it.

RELATED PARTY TRANSACTIONS

      As part of the respective purchase transactions TelePlus Connect executed a consulting agreements with some of the Sellers to assist in the transition.

RISKS:

Business Risk:
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      o     Churn Risk

            The customers in this marketplace have a higher propensity to move or cancel service than the general residential market.

      o     Product Replacement

            In the future, there is the potential for wireless technology to be a replacement for landline technology.

      o     Competition

            Currently there are approximately 50 small competitors in the Canadian marketplace. The barrier to entry in this market is financial and operating system related and new competitors may surface in the future.

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      o     Price Erosion

            As competitors enter the market and attempt to secure marketshare, there will be the threat of price reductions.

      o     Integration Challenges

            Teleplus' plan is to integrate all the acquisitions onto a single platform. Failure to accomplish this in an organized, coordinated fashion could result in a loss of customers

      o     Technology

            New technology could potentially replace landline as a technology for the reconnect market. If this new technology (i.e., VOIP) is not regulated then the carriers would have the ability to enter the market.

Competition

There are currently approximately fifty competitors in the Canadian market, ranging from 100 to 6,500 customers in size. All but a handful of these competitors are regional. Avenue Phone Lines is one of the larger players in the market and is one half the size of the largest provider in the Canadian market. Avenue has recently expanded its serving areas to include western Canada and will be entering the East coast market by the end of this summer. Teleplus Connect's business plan to consolidate the players in this industry will drastically change the landscape of the marketplace in Canada.

ITEM 8.01 OTHER EVENTS.

As a result of the purchase of Avenue, Marius Silvasan, TelePlus' Chief Executive Officer, was appointed President and Chief Executive Officer of Avenue.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements of Avenue.

(a)   Financial Statements of Businesses Acquired - To be Provided on later Date

(b)   Pro Forma Financial Information - To be Provided on later Date

(c)   Exhibits:

10.1     Stock Purchase Agreement Avenue
10.2     Amendment to Stock Purchase Agreement Avenue
10.3     Promissory Note
10.4     Consulting Agreement

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                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Teleplus Enterprises, Inc.

June 29, 2005                           /s/ Marius  Silvasan
                                        ----------------------------------------
                                        Marius Silvasan
                                        Chief Executive Officer


June 29, 2005                           /s/ Robert Krebs
                                        ----------------------------------------
                                        Robert Krebs
                                        Chief Financial Officer


June 29, 2005                           /s/ Kelly McLaren
                                        ----------------------------------------
                                        Kelly McLaren
                                        President & COO